voya AdvantageSM

voya Advantage CenturySM

voya Advantage Century PLUSSM

VOYA ENCORE/VOYA ENCORE FLEX

FLEXIBLE PREMIUM INDIVIDUAL FIXED AND VARIABLE
DEFERRED ANNUITY CONTRACTS

issued by

ReliaStar Life Insurance Company

and its

Separate Account N

Supplement Dated June 22, 2021

This supplement updates and amends certain information contained in your current prospectus as supplemented. Please read it carefully and keep it with your current prospectus for future reference.

__________________________________________________________________________

IMPORTANT INFORMATION ABOUT THE DIVERSIFICATION STATUS OF THE VOYA LARGE CAP GROWTH AND VY® T. ROWE PRICE GROWTH EQUITY PORTFOLIOS

On May 27, 2021, the Board of Trustees of Voya Investors Trust and the Board of Directors of Voya Partners, Inc. each approved a proposal to change the classifications of the Voya Large Cap Growth Portfolio and the VY® T. Rowe Price Growth Equity Portfolio from “diversified” to “non-diversified,” as such items are defined under the Investment Company Act of 1940, as amended.

Shareholder approval is required to change a fund’s classification from “diversified” to “non-diversified.” A shareholder meeting is scheduled to be held on or about October 7, 2021.

MORE INFORMATION IS AVAILABLE

More information about the funds available through your contract, including information about the risks associated with investing in them can be found in the current prospectus and Statement of Additional Information for each fund. You may obtain these documents by contacting:

Customer Service

P.O. Box 1559

Hartford, CT 06114-1559

1-877-884-5050

If you received a summary prospectus for any of the funds available through your contract, you may obtain a full prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the fund’s summary prospectus.

X.RLIC-21B	Page 1 of 1	June 2021